SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549

                         FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

                    ___________________



Date of Report (Date of earliest event reported) March 12, 2001
                         BICO, INC.
  (Exact name of registrant as specified in its charter)

   Pennsylvania                       0-10822              25-1229323
(State of other jurisdiction (Commission File Number)    (IRS Employer
  of incorporation)                                    Identification No.)


    2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
     (Address of principal executive offices)               (Zip Code)


 Registrant's telephone number, including area code (412)429-0673


       _________________________________________________________
     (Former name or former address, if changes since last report.)




Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          BICO, Inc. subsidiary, Diasensor.com, Inc., announced today that it has launched
          DataCOMM,  an on-line telemedicine
          service for use by people with diabetes who monitor blood glucose levels using an invasive meter.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                        SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



BICO, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred  E.  Cooper,
                                             CEO
DATED:  March 12, 2001





  BICO SUBSIDIARY, DIASENSOR.COM, LAUNCHES TELEMEDICINE SERVICE FOR
                   PEOPLE WITH DIABETES

       Pittsburgh,  PA  -  March  12,  2001  -  BICO,  Inc.
(OTCBB:BICO)  subsidiary,  Diasensor.com,  Inc.,  announced
today   that   it  has  launched  DataCONN,  an   on-line
telemedicine service for use by people with diabetes who monitor blood glucose levels using an invasive meter.
Professional caregivers who make treatment decisions for their diabetic patients based on invasive meter readings can also use DataCONN.

      Using the Internet (www.diasensor.com) or a touchtone
telephone, DataCONN affords subscribers a method to  easily
record   glucose  measurements  in  a  secure,  centralized
database maintained by Diasensor.com.    Both patients  and
their caregivers can conveniently access the information at the password-protected website. The enhanced display and graphical analysis of the glucose measurements provide the patient and physician with improved visibility of glucose trends and patterns, and of the effectiveness of the patient's current therapy.

      Physicians will now be able to view diabetic patient data and make treatment decisions at their leisure, not just during office visits every two or three months.
DataCONN additionally provides the physician an electronic record of the patient's progress over time.

      During the initial launch period, subscribers can take advantage of a 30-day free trial of the DataCONN service to
become   familiar  with  its  benefits.   Individuals   may
subscribe to the service from the company's website, www.diasensor.com. The charge to the patient for a full year's subscription is only $59.

      BICO,  Incorporated  has  its  corporate  offices  in
Pittsburgh, PA and is primarily involved in developing  and
marketing  environmental and medical solutions.  Subsidiary
Diasensor.com,   Inc.,   also   located   in    Pittsburgh,
concentrates on improvements to the quality of life for people with diabetes through its Diasensorr Noninvasive
Glucose Monitor, funding of research for a cure for diabetes and a new insulin, and its DataCONNsm telemedicine service.

FOR FURTHER INFORMATION, CONTACT:
Investors                             Media
Diane McQuaide                        Susan Taylor
1.412.429.0673 phone                  1.412.429.0673 phone
1.412.279.9690 fax                    1.412.279.5041 fax

INVESTOR RELATIONS NEWSLINE NUMBER: 1.800.357.6204
WEBSITE: www.bico.com

This press release contains statements of a forward looking
     nature. Shareholders and potential investors are cautioned that such statements are predictions and actual events or results may vary significantly.
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